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                                PHOTOWORKS, INC.

                            INVESTOR RIGHTS AGREEMENT
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                                PHOTOWORKS, INC.
                            INVESTOR RIGHTS AGREEMENT

     THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is made as of February 14, 2000, by and among PhotoWorks, Inc., a Washington corporation (the "Company") and the persons listed on the attached Exhibit A who from time to time become signatories to this Agreement (collectively, the "Investors").

                                    RECITALS

     A. The Company and the Investors have entered into a Series A Preferred Stock and Warrant Purchase Agreement for sale by the Company and purchase by the Investors of the Company's Series A Preferred Stock and warrants to purchase the Company's Common Stock (the "Purchase Agreement").

     B. In connection with the purchase and sale of the Company's securities, the Company and the Investors desire to provide for the rights of the Investors with respect to information about the Company, the nomination of members to the Company's board of directors and registration of the Common Stock issued upon conversion of the securities according to the terms of this Agreement.

     THE PARTIES AGREE AS FOLLOWS:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     1.2 "Convertible Securities" shall mean the shares of Series A Preferred Stock and the Warrants purchased by the Investors pursuant to the Purchase Agreement.

     1.3 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.4 "Form S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

     1.5 "Holder" shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is one of the Investors or an assignee or transferee of registration rights as permitted by
Section 12.

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     1.6 "Incentive  Plans" shall mean  collectively  the Incentive Stock Option
Plan as amended and restated as of April 1, 1996, the 1987 Stock Option Plan, as amended and restated as of April 1, 1996, the 1993 Employee Stock Purchase Plan, as amended and restated as of May 31, 1995, the 1999 Employee Stock Option Plan dated October 20, 1999 and the 1999 Stock Incentive Compensation Plan, approved by the Company's board of directors on November 23, 1999.

     1.7 "Initiating Holders" shall mean Holders who in the aggregate hold at least 50% of the Registrable Securities.

     1.8 "Material Adverse Event" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties, prospects, or financial condition of the Company or (b) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur might materially adversely affect the business, properties, prospects or financial condition of the Company; provided, however, that the following shall not be taken into account in determining a "Material Adverse Event": (i) any adverse change, event or effect that is directly attributable to conditions affecting the United States economy generally unless such conditions adversely affect such party in a materially disproportionate manner, and (ii) any adverse change, event or effect that is directly attributable to conditions affecting the Company's industry generally, unless such conditions adversely affect such party in a materially disproportionate manner.

     1.9 "New Securities" shall mean any capital stock of the Company, whether authorized or not, and any rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided that "New Securities" does not include (i) the Convertible Securities and the Common Stock issuable upon conversion or exercise of the Convertible Securities, (ii) securities offered to the public pursuant to a registration statement filed under the Securities Act,
(iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization, if approved by the Company's Board of Directors, (iv) shares issued or issuable to the Company's officers, directors, employees and consultants, contractors and advisors to the Company pursuant to any stock option, subscription or stock purchase right or restricted stock grant outstanding as of the date of this Agreement or which is subsequently issued under the Company's Incentive Plans as such plans have been approved by the Company's Board of Directors as of the date of this Agreement, (v) shares issued without consideration pursuant to a stock dividend, stock split, or similar transaction, (vi) shares or warrants, and shares issuable upon exercise of such warrants, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, leasing arrangements or similar transactions, and (vii) any other shares of Common Stock or any other

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securities  convertible into or exchangeable or exercisable for shares of Common
Stock that are designated as excluded from the definition of New Securities by the vote or written consent of holders of at least a majority of the then outstanding shares of Convertible Securities.

     1.10 The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement on Form S-1 or S-3 (or a successor form) in compliance with the Securities Act ("Registration Statement") and the declaration or ordering of the effectiveness of such Registration Statement.

     1.11 "Registrable Securities" shall mean all Common Stock not previously sold to the public and issued or issuable upon conversion or exercise of any of the Company's Convertible Securities purchased by or issued to the Investors, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions, and any securities of the Company granted registration rights pursuant to Section 14 of this Agreement.

     1.12 "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 9 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for all Holders (if different from counsel to the Company), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

     1.13 "Rubinstein Debenture Agreement" shall mean that certain Debenture Subscription Agreement dated August 14, 1981, as amended by Amendment No. 1 dated June 1984, Amendment No. 2 dated January 1986, Amendment No. 3 dated June 1996 and Amendment No. 4 dated February 2000.

     1.14 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.15 "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

     1.16 "Shelf Registration Statement" shall mean a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (or such successor rule or similar provision then in effect)

     1.17 "Warrants" shall mean the warrants to purchase shares of the Company's Common Stock issued to the Investors pursuant to the Purchase Agreement.

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     2. Financial  Statements and Reports. As long as an Investor holds Series A
Preferred, the Company will deliver to such Investor:

     (a) as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, an audited balance sheet of the Company as of the end of such year and audited statements of income, shareholders' equity and cash flow for such year, which year-end financial reports shall be in reasonable detail and shall be prepared in accordance with generally accepted accounting principles and accompanied by the opinion of the Company's independent public accountants;

     (b) as soon as practicable after the end of each of first three quarters of any fiscal year, and in any event within 45 days thereafter, an unaudited balance sheet of the Company as of the end of such quarter, and unaudited statements of income and cash flow for such quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes);

     (c) as soon as practicable after the end of the month, and in any event within 20 days of the end of each month, an unaudited balance sheet of the Company and unaudited statements of income and cash flow for and as of the end of such month;

     (d) as soon as practicable following submission to and approval by the Board of Directors of the Company, but in no event later than the start of the next fiscal year, an operating budget respecting the next fiscal year and copies of all monthly budgets and forecasts presented to the Board of Directors;

     (e) copies of all audit letters delivered by the Company's independent public accountants to management;

     (f) copies of all written information distributed to the Board of Directors at or prior to Board meetings; and

     (g) a capitalization table reflecting the number of outstanding shares of capital stock, warrants, options, rights and other convertible securities as of the Company's fiscal year-end and any other capitalization information in the Company's possession which is reasonably requested by an Investor.

     3. Board of Directors

     3.1 Investor Nominees. Promptly following the annual meeting of the Company's shareholders scheduled to be held on February 15, 2000, the Company shall cause the Board of Directors to be increased to seven members, and the existing directors shall appoint one individual designated by Orca Bay Partners ("Orca Bay") and one individual designated by Madrona Venture Fund I, L. P.

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("Madrona")  to fill the vacancies  created  thereby.  So long as the holders of
Series A Preferred Stock have the right to elect two directors, the Investors agree to vote the shares of Series A Preferred Stock they hold to elect one director nominated by Orca Bay and one director nominated by Madrona to the Board of Directors. The size of the Board of Directors may be decreased to less than seven in the future, provided that such decrease does not affect the rights of the holders of Series A Preferred Stock to nominate individuals to the Board pursuant to the Company's articles of incorporation.

     3.2 Expenses of Attending Board Meetings. The Company shall reimburse the representatives of the Investors serving on the Board of Directors for their reasonable travel and out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee on which they serve.

     3.3 Observer Rights. So long as Orca Bay Partners or its affiliates owns at least 2,500 shares of Series A Preferred Stock, Tim Carver (so long as he is affiliated with Orca Bay Partners) shall have the right to attend meetings of the Board of Directors as a non-voting observer, on behalf of Orca Bay Partners, subject to the Board's right to call an executive session at any time outside of Mr. Carver's presence.

     4. Right of First Refusal.

     4.1 Right of First Refusal of New Securities. The Company hereby grants to each Investor the right of first refusal to purchase up to its "Pro Rata Share" (as defined below) of New Securities which the Company may, from time to time, propose to sell and issue. The Investors may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The "Pro Rata Share" of each Investor, for purposes of this right of first refusal, is the ratio of (i) the total number of shares of Common Stock held by such Investor (including any shares of Common Stock into which shares of the Convertible Securities held by such Investor are convertible) to (ii) the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including any shares of Common Stock issuable upon exercise or conversion of all outstanding options, warrants or rights to acquire or debt or equity securities convertible into Common Stock, including all outstanding Convertible Securities).

     4.2 Notice. In the event the Company proposes to undertake an issuance of New Securities, it shall give to each Investor written notice (the "Notice") of its intention, describing the type of New Securities, the price, the terms upon which the Company proposes to issue the same, the number of shares which such Investor is entitled to purchase pursuant to Section 4.1, and a statement that each Investor shall have 20 days to respond to such Notice. Each Investor shall have 20 days from the date of receipt of the Notice to agree to purchase any or all of its Pro Rata Share of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms.

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     4.3 Sale of New  Securities.  In the event an Investor fails to exercise in full its right of first refusal within such 20 day period, the Company shall have 90 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 60 days after the date of such agreement) to sell the New Securities respecting which such Investor's rights were not exercised, at a price and upon general terms no more favorable to the purchaser thereof than specified in the Notice. In the event the Company has not sold the New Securities within such 90 day period (or sold and issued New Securities in accordance with the foregoing within 60 days from the date of such agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to such Investor in the manner provided above.

     (a) Termination of Right of First Refusal. The right of first refusal granted under this Section 4 shall expire upon the date on which such Investor no longer holds any Series A Preferred Stock.

     5. Demand Registration.

     5.1 Request for Registration on Form S-3. If a Holder or Holders of at least 50% of the outstanding Registrable Securities request that the Company file a Registration Statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use all reasonable efforts to cause such Registrable Securities to be Registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two Registrations pursuant to this
Section 5.1. If requested by the Initiating Holders, the Company shall file a Shelf Registration Statement for one of the Registrations effected pursuant to this Section 5.1 and shall use its reasonable best efforts to keep such Registration Statement effective for a period of 12 months.

     5.2 Right of Deferral. Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement pursuant to this Section 5:

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     (a) in any particular  jurisdiction  in which the Company would be required
to  execute  a  general   consent  to  service  of  process  in  effecting  such
Registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

     (b) if the Company, within ten days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a Registration Statement with the Commission within 90 days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees), provided that the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective;

     (c) within three months immediately following the effective date of any Registration Statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); or

     (d) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a Registration Statement to be filed at such time, then the Company's obligation to use its best efforts to file a Registration Statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by Initiating Holders provided that the Company shall not exercise the right contained in this paragraph (d) more than once in any 12 month period.

     5.3 Registration of Other Securities in Demand Registration. Any Registration Statement filed pursuant to the request of the Initiating Holders under this Section 5 may, subject to the provisions of Section 5.4, include securities of the Company other than Registrable Securities.

     5.4 Underwriting in Demand Registration.

     (a) Notice of Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 5. The right of any Holder to Registration pursuant to Section 5 shall be conditioned upon such Holder's agreement to participate in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting.

     (b) Inclusion of Other Holders in Demand Registration. If the Company, officers or directors of the Company holding Common Stock other than Registrable Securities, or holders of securities other than Registrable Securities, request inclusion in such Registration, the Initiating Holders, to the extent they deem advisable and consistent with the goals of such Registration, may, in their sole discretion, on behalf of all Holders, offer to any or all of the Company, such officers or directors, and such holders of securities other than Registrable Securities that such securities other than Registrable Securities be included in the underwriting and may condition such offer on the acceptance by such persons of the terms of this Section 5.

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     (c)  Selection of  Underwriter  in Demand  Registration.  The Company shall
(together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative ("Underwriter's Representative") of the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered by the Initiating Holders and agreed to by the Company.

     (d) Marketing Limitation in Demand Registration. In the event the Underwriter's Representative advises the Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then (i) first, the securities other than Registrable Securities, and (ii) second, the securities requested to be registered by the Company, shall be excluded from such Registration to the extent required by such limitation. If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 5.4(d) shall be included in such Registration Statement.

     (e) Right of Withdrawal in Demand Registration. If any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the Underwriter's Representative and the Initiating Holders delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

     5.5 Blue Sky in Demand Registration. In the event of any Registration pursuant to Section 5, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in the connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

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     6. Piggyback Registration.

     6.1 Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, if the Company decides to Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) on a form that would be suitable for a registration involving solely Registrable Securities, the Company will: (i) within 15 days prior to the filing of any registration statement give each Holder written notice thereof and
(ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 20 days after delivery of such written notice from the Company.

     6.2 Underwriting in Piggyback Registration.

     (a) Notice of Underwriting in Piggyback Registration. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6.1. In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 6. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 6.

     (b) Marketing Limitation in Piggyback Registration. In the event the Underwriter's Representative advises the Holders seeking registration of Registrable Securities pursuant to this Section 6 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in Section 6.2(c)) may limit the number of shares of Registrable Securities to be included in such Registration and underwriting.

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     (c) Allocation of Shares in Piggyback  Registration.  In the event that the
Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Section 6.2(b), the number of shares to be included in such Registration shall be allocated in the following manner: the number of shares that may be included in the Registration and underwriting shall be allocated first to the Company; second, to the Holders and Sam Rubinstein and his successors and assigns on a pro rata basis based on the total number of Registrable Securities held by a Holder or, in the case of Sam Rubinstein and his successors and assigns, the total number of shares of common stock that such person has a right to require the Company to register under the Securities Act pursuant to Section 6.2 of the Rubinstein Debenture Agreement; and third, to any shareholder of the Company other than a Holder or Sam Rubinstein (or his successors and assigns) on a pro rata basis. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 6.2(c) shall be included in the Registration Statement.

     (d) Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the Underwriter's Representative delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

     7.  Expenses  of  Registration.   All  Registration  Expenses  incurred  in
connection with two Registrations pursuant to Section 5.1 and unlimited Registrations pursuant to Section 6, shall be borne by the Company. All
Registration Expenses incurred in connection with any other Registration, qualification, or compliance, shall be apportioned among the Holders and other holders of the securities so registered on the basis of the number of shares so registered. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 5 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand Form S-3 Registration pursuant to Section 5; provided further, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event with respect to the condition, business, or prospects of the Company not known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 5. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

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     8. Termination of Registration  Rights.  The rights to cause the Company to register securities granted under Sections 5 and 6 of this Agreement shall terminate, with respect to each Holder, as soon as such Holder is eligible to sell all of such Holder's Registrable Securities under Rule 144 of the Securities Act within any three month period without volume limitations, or under Rule 144(k) thereunder.

     9. Registration Procedures and Obligations. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use all reasonable efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to 120 days, or in the case of the Shelf Registration Statement, 12 months.

     (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Promptly notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act (i) of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and prospectus or for additional information after the Registration Statement has become effective and
(iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose. In the case of a Shelf Registration Statement, the Company agrees that, upon the happening of any event described in subsections (i), (ii) and (iii) of this Section 9(f), the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement and shall extend the period during which such Shelf Registration Statement shall be maintained effective by the number of days in the period from and including the date of the giving of notice of such event to and including the date when the Company gives notice that the amendment or supplement has been filed and declared effective (if an amendment).

     (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     (h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

     10. Information Furnished by Holder. It shall be a condition precedent of the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.

     11. Indemnification.

     11.1 Company's Indemnification of Holders. To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification, or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, "Damages") to the extent such Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement or amendment or supplement thereto) incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company in connection with any such Registration, qualification, or compliance; and the Company will reimburse each such Holder, each such underwriter, and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this
Section 11.1 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company.

     11.2 Holder's Indemnification of Company. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and constituent partners, and each person controlling such other Holder, against all Damages arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or amendment or supplement thereto, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of the
Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to such Holder in connection with any such Registration, qualification, or compliance, and will reimburse the Company, such Holders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 11.2 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided, further, that each Holder's liability under this Section 11.2 shall not exceed such Holder's gross proceeds from the offering of securities made in connection with such Registration.

     11.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Investors in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 11, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party and the fees and expenses of counsel for such party shall be paid by the Company. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 11, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 11.

     11.4 Contribution. If the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Holder exceed the gross proceeds from the offering of securities made in connection with such Registration received by such Holder.

     11.5 Conflicts. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     11.6 Survival of Obligations. The obligations of the Company and Holders under this Section 11 shall survive the completion of any offering of
Registrable Securities in a registration statement under this Agreement or otherwise.

     12. Transfer of Rights. The rights to information under Section 2, the right of first refusal under Section 4 and the right to cause the Company to Register securities granted by the Company to the Investors under this Agreement may be assigned by any Holder to a transferee or assignee of any Convertible Securities or Registrable Securities which is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder; provided, however, that (i) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned, and (ii) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor or potential competitor of the Company.

     13. Market Stand-off. Each Holder hereby agrees that, if so requested by the Company and the Underwriter's Representative (if any) in connection with any Registration effected by the Company, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Registrable Securities or other securities of the Company without the prior written consent of the Underwriter's Representative for such period of time (not to exceed 180 days) following the effective date of a Registration Statement of the Company filed under the Securities Act as may be requested by the Underwriter's Representative.

     14. No-Action Letter or Opinion of Counsel in Lieu of Registration; Conversion of Preferred Stock. Notwithstanding anything else in this Agreement, if the Company shall have obtained from the Commission a "no-action" letter in which the Commission has indicated that it will take no action if, without Registration under the Securities Act, any Holder disposes of Registrable Securities covered by a request for Registration made under Section 5.1 in the specific manner in which such Holder proposes to dispose of the Registrable Securities included in such request, and that such Registrable Securities may be sold to the public without Registration, or if in the opinion of counsel for the Company concurred in by counsel for such Holder, which concurrence shall not be unreasonably withheld, no Registration under the Securities Act is required in connection with such disposition and that such Registrable Securities may be sold to the public without Registration, the Registrable Securities included in such request pursuant to Section 5.1 shall not be eligible for Registration under this Agreement; provided, however, that any Registrable Securities not so disposed of shall be eligible for Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this
Section 14 does not apply. The Registration rights of the Holders of the Registrable Securities set forth in this Agreement are conditioned upon the conversion of the Registrable Securities with respect to which registration is sought into Common Stock prior to the effective date of the Registration Statement.

     15. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a registration on Form S-3, the Company agrees to:

     (a) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (b) furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.

     16. Miscellaneous.

     16.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington excluding those laws that direct the application of the laws of another jurisdiction.

     16.2 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16.3 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

     16.4 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission or electronic mail transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor's address as set forth on the signature page to this Agreement, or at such other address as the Company or such Investor may designate by 10 days' advance written notice to the other parties hereto.

     16.5 Amendment or Waiver. This Agreement may be amended or modified, and the obligations of the Company under the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of the Company and holders of more than a majority of the Registrable Securities. Any amendment, modification or waiver pursuant to, and in accordance with, this Section 16.5 shall be binding on the Company, all holders of Registrable Securities at the time outstanding and each future holder of any such securities. Notwithstanding the foregoing, this Agreement may be amended by the Company with no further action on the part of any other party hereto to include as Investors hereunder any persons or entities who purchase Convertible Securities in a "Subsequent Closing" pursuant to the Purchase Agreement, which amendment will be effective when the purchaser evidences his, her or its agreement to be bound by the terms of this Agreement by executing a counterpart signature page of this Agreement as an Investor, and thereby shall be deemed "Holders" for all purposes under this Agreement. The foregoing notwithstanding, this Agreement and any term thereof may be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     16.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     16.7 Entire Agreement; Successors and Assigns. This Agreement constitutes the entire contract among the Company and the Investors relative to the subject matter hereof. Any previous agreement between the Company and any Investor concerning Registration rights is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement and the limitations on transfer set forth in Section 12, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and permitted assigns of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the day and year first above written.

Company:              PHOTOWORKS, INC., a Washington corporation

                      By:    /s/ Gary Christopherson
                             Gary Christophersen, President and CEO

                      Address:      1260 16th Avenue West
                                    Seattle, Washington 98119
                                    Fax No. (206) 284-5357


Investors:            MADRONA VENTURE FUND I-A, L.P.
                      By Madrona Investment Partners, LLC,
                      its General Partner

                      By:          /s/ Paul Goodrich

                      Name:        Paul Goodrich

                      Title:       Managing Director

                      Address:     1000 Second Avenue, Suite 3700
                                   Seattle, WA  98104

                  {SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT}

                      MADRONA VENTURE FUND I-B, L.P.
                      By Madrona Investment Partners, LLC,
                      its General Partner

                      By:          /s/ Paul Goodrich

                      Name:        Paul Goodrich

                      Title:       Managing Director

                      Address:     1000 Second Avenue, Suite 3700
                                   Seattle, WA  98104




                      MADRONA MANAGING DIRECTOR FUND, LLC

                      By:          /s/ Paul Goodrich

                      Name:        Paul Goodrich

                      Title:       Managing Director

                      Address:     1000 Second Avenue, Suite 3700
                                   Seattle, WA  98104

                  {SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT}

                      THE TAHOMA FUND, L.L.C.

                      By:          /s/ Ross Chapin

                      Name:        Ross Chapin

                      Title:       Managing Member

                      Address:     P.O. Box 21749
                                   Seattle, WA  98111



                      ORCA BAY CAPITAL CORPORATION

                      By:          /s/ Stanley McCammon

                      Name:        Stanley McCammon

                      Title:       President

                      Address:     P.O. Box 21749
                                   Seattle, WA  98111



                      TIM and ALEXA CARVER

                      By:          /s/ Tim Carver

                      Name:        Tim Carver

                      By:          /s/ Alexa Carver

                      Name:        Alexa Carver

                      Address:     P.O. Box 21749
                                   Seattle, WA  98111

                  {SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT}

                      STANLEY McCAMMON

                      By:          /s/ Stanley McCammon

                      Name:        Stanley McCammon

                      Address:     P.O. Box 21749
                                   Seattle, WA  98111



                      AARON SINGLETON

                      By:          /s/ Aaron Singleton

                      Name:        Aaron Singleton

                      Address:     P.O. Box 21749
                                   Seattle, WA  98111

                  {SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT}

                                   EXHIBIT A
                              SCHEDULE OF INVESTORS

      The Tahoma Fund, L.L.C.

      Orca Bay Capital Corporation

      Tim and Alexa Carver

      Stanley McCammon

      Aaron Singleton

      Madrona Venture Fund I-A, L.P.

      Madrona Venture Fund I-B, L.P.

      Madrona Managing Director Fund, LLC